PROSPECTUS

March 30, 2007

BBH ComSet Class

Money Market Fund

The Securities And Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

About the Fund

Overview

The American Beacon Money Market Fund (the “Fund”) and its BBH ComSet Class are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly owned subsidiary of AMR Corporation. The Manager is the sole investment advisor to the Fund.

The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (the “Money Market Portfolio”) of the American Beacon Master Trust (the “Master Trust”) that has a similar name and an identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either the Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

About the Fund	2	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements.

The Fund will only buy securities with the following credit qualities:

•	rated in the highest short-term categories by two rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase,
•	rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
•	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Principal Risk Factors

•

The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•	Because the Fund concentrates its assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Fund.
•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
•

As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

•	The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not

Prospectus	3	About the Fund

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

correlate with the movement of interest rate trends, the Fund’s yield could be less than other money market funds.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Brown Brothers Harriman & Co., or any other financial or government institution.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The BBH ComSet Class of the Fund began offering its shares on March 30, 2007. However, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on September 1, 1987 and December 1, 2001, respectively. In the chart and tables below, performance results prior to December 1, 2001 are for the Institutional Class, and performance results from December 1, 2001 through December 31, 2006 are for the Cash Management Class of the Fund. Because the Institutional Class had moderately higher expenses, its performance was slightly worse than the BBH ComSet Class of the Fund would have realized for periods prior to December 1, 2001. Through December 31, 2003, the Cash Management Class of the Fund had slightly higher expenses than the BBH ComSet Class but has had similar expenses since that time. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. Investors may call 1-800-658-5811 or contact your account representative to obtain the Fund’s current seven-day yield.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	1.65%
(1/1/97 through 12/31/06)	(3rd & 4th Quarter 2000)
Lowest Quarterly Return:	0.24%
(1/1/97 through 12/31/06)	(2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/06
	1 Year	5 Years	10 Years
Money Market Fund	5.05%	2.46%	3.92%

About the Fund	4	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

Fees and Expenses

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Money Market Fund.1

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.10%
Distribution (12b-1) Fees	0.00
Other Expenses	0.09

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement	0.04 [2]
Net Expenses	0.15%[3]

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

[2]

The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 29, 2008 to the extent that Total Annual Fund Operating Expenses exceed 0.15%. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees without the approval of shareholders. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed 0.15%.

[3]	The contractual expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 29, 2008, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$57
5 Years	$103
10 Years	$239

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Prospectus	5	About the Fund

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2006, the Manager had approximately $57.9 billion of assets under management, including approximately $28.2 billion under active management and $29.7 billion as named fiduciary or financial advisor. Approximately $25.9 billion of the Manager’s total assets under management were related to AMR Corporation.

The Manager provides or oversees all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment program for the Fund and serves as the sole investment advisor to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. A discussion of the Board’s consideration and approval of the Management Agreement between the Fund and the Manager will be available in the Funds’ semi-annual report dated June 30, 2007.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. However, the Manager does not anticipate that the Fund will engage in securities lending at this time. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has discretion to purchase and sell securities for the Fund in accordance with the Fund’s objectives, policies, and restrictions. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new investment advisors without approval of the Fund’s shareholders, but subject to approval by the Boards of Trustees of the Master Trust and the Fund (the “Boards”). The Prospectus will be supplemented if additional investment advisors are retained or the contract with the Manager is terminated.

The Manager makes payments out of its own resources to BBH as compensation for administrative and shareholder services provided to the BBH ComSet Class of shares. These payments may create an incentive for BBH or its employees to recommend or sell shares of the Fund to you.

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. The Fund cannot guarantee that its NAV will always remain at $1.00 per share.

The NAV of BBH ComSet Class shares will be determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is typically determined as of 5:00 p.m. Eastern Time, on each day on which the New York Stock Exchange (“Exchange”) is open for business. On days when the financial markets in which the Fund invests close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the

About the Fund	6	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

Exchange is closed, the Fund is not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, the Fund, in its discretion, may designate other days as a business day on which it will accept purchases, redemptions and exchanges.

Prospectus	7	About the Fund

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

About Your Investment

Purchase and Redemption of Shares

Eligibility

BBH ComSet Class shares are offered through Brown Brothers Harriman & Co. (“BBH”). Investor eligibility requirements are as follows:

BBH ComSet Class shares are offered exclusively through the BBH ComSet PlusSM money fund platform and through selected financial clearing house platforms to futures commission merchants, financial exchanges, financial clearing houses, broker dealers, and companies engaged in the business of investing in, trading, or market making financial and non-financial derivative contracts, securities and other financial contracts.

A minimum initial investment of at least $10 million is currently required for the BBH ComSet Class, along with the above eligibility requirements established by BBH.

Opening an Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, BBH may ask for articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. BBH is required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 5:00 p.m. Eastern Time on each day on which the Exchange is open for business. If a purchase order is received in good order prior to the Fund’s deadline (5:00 p.m. Eastern Time or such other time that the Fund may designate for reasons that could include an early close of the stock and/or bond markets), the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the Fund’s deadline, the purchase price will be the NAV per share determined on the following day that the Fund is open for business. The Fund has the right to reject any purchase order or cease offering shares at any time. In addition, the Fund may, in its discretion, accept orders on days when the Exchange is closed. Shares of the Fund are not offered and orders are not accepted on Columbus Day and Veterans Day. No sales charges are assessed on the purchase or sale of Fund shares.

An eligible institution or financial intermediary, on behalf of its customers, may arrange payment for Fund shares through BBH. An investor’s order will be priced at the NAV next calculated after the eligible institution or financial intermediary, as agent for the Fund, receives payment. The investor will be entitled to receive dividends beginning on the day payment is received.

About Your Investment	8	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

How to Purchase Shares

For assistance with purchasing shares, you may call 212-493-7888 or contact your account representative.

An investor who has an account with an eligible institution or a financial intermediary may place purchase orders for Fund shares through that eligible institution or financial intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that eligible institution or financial intermediary.

Redemption Policies

Shares of the Fund may be redeemed on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. Shares of the Fund continue to earn daily dividends declared prior to the business day that the Fund executes the redemption request on the books of the Fund. Wire proceeds from redemption requests received by 5:00 p.m. Eastern Time (or such other time that the Fund may designate for reasons that could include an early close of the stock and/or bond markets) will generally be transmitted to shareholders on the same day. In any event, proceeds from a redemption request will be transmitted to a shareholder by no later than the next business day after the receipt of a redemption request in good order.

The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is broadly restricted; (iii) when the SEC determines that a market emergency exists; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by its corresponding portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

In the event a shareholder purchases shares of the Fund through an eligible institution or financial intermediary, the Fund pays proceeds of a redemption to that eligible institution or financial intermediary on behalf of its clients on a date established by the eligible institution or financial intermediary.

How to Redeem Shares

For assistance with redeeming shares, you may call 212-493-7888 or contact your account representative.

Shareholders must redeem shares held by an eligible institution or a financial intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that eligible institution or financial intermediary.

General Policies

The Fund has authorized BBH to receive purchase and redemption orders on behalf of the Fund and to designate other eligible institutions or financial intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by BBH

Prospectus	9	About Your Investment

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

or its designee. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by BBH or its designee.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Purchases and Redemptions

The Fund is intended to serve as a short-term investment vehicle providing daily liquidity to shareholders. As such, the Fund’s Board of Trustees has determined not to adopt policies to deter short-term trading of Fund shares. The Manager attempts to maintain sufficient liquidity for the Fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, the Manager may be required to sell portfolio securities before maturity, possibly causing the Fund to underperform other similar money market funds.

Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income, which are declared daily and paid monthly, and distributions of realized net capital gains, if any. Dividends and distributions of realized net short-term capital gains are taxable as ordinary income; none of the Fund’s distributions are expected to be eligible for the 15% maximum federal income tax rate applicable to individual shareholders’ “qualified dividend income” or net capital gains or for the dividends-received deduction available to corporations. However, the portion of the Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions declared in each month are paid to shareholders on the first business day of the following month.

This is only a summary of some of the important federal income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

About the Fund	10	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

Additional Information

Distribution of Fund Shares

The BBH ComSet Class of the Fund does not incur any direct distribution expenses. However, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Management and Administrative Services Agreements to be used for the sale and distribution of Fund shares. In the event the BBH ComSet Class of the Fund begins to incur distribution expenses, distribution fees may be paid out of Fund assets, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

Shareholder Servicing Fees

The Fund compensates BBH out of the assets of the Fund for certain recordkeeping, administrative, and other shareholder services. These payments may create an incentive for BBH or its employees to recommend or sell shares of the Fund to you. These payments are described in more detail in the Fund’s Statement of Additional Information.

In addition, BBH may pay an eligible institution or financial intermediary compensation for certain recordkeeping, administrative, and other shareholder services provided by such eligible institution or financial intermediary to those of its clients that are shareholders of the Fund. These payments may create an incentive for such eligible institution or financial intermediary to recommend or sell shares of the Fund to you.

Master-Feeder Structure

The Fund operates under a master-feeder structure. This means that the Fund is a “feeder” fund that invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

The Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund and its shareholders to do so. A change in the

Prospectus	11	Additional Information

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of the Fund could require the Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund. If the Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Portfolio Holdings

A complete listing of holdings for the Money Market Portfolio is made available on the Fund’s website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . . ” menu on the home page. A list of the Money Market Portfolio’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings are generally posted to the website approximately thirty days after the end of each calendar quarter and remain available until the next quarter. To access the ten largest holdings list, go to www.americanbeaconfunds.com, select the “Funds Info” tab and then “Money Market Fund —Portfolio Characteristics.”

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The BBH ComSet Class of the Fund began offering shares on March 30, 2007. The financial highlights table represents the financial performance of the Cash Management Class of the Fund, which had a higher expense structure and therefore lower performance than the BBH ComSet Class would have had for the years ended December 31, 2002 and 2003. For periods after December 31, 2003, the Cash Management Class had a similar expense structure and performance to what the BBH ComSet Class would have realized in those periods. The Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is found in the Fund’s Annual Report, which you may obtain upon request.

Additional Information	12	Prospectus

BBH ComSet Class of the

American Beacon

Money Market Fund — (continued)

	Money Market Fund-Cash Management Class
	Year Ended December 31,
For a share outstanding throughout the period:	2006		2005		2004		2003		2002
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment incomeA	0.05		0.03		0.01		0.01		0.02
Net realized gain on investments	—	B	—	B	—	B	—	B	—	B

Total income from investment operations	0.05		0.03		0.01		0.01		0.02

Less distributions:
Dividends from net investment income	(0.05)		(0.03)		(0.01)		(0.01)		(0.02)
Distributions from net realized gain on investments	—	B	—	B	—	B	—	B	—	B

Total distributions	(0.05)		(0.03)		(0.01)		(0.01)		(0.02)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	5.05%		3.19%		1.30%		1.08%		1.73%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$501,905		$200,010		$434,587		$117,395		$6,641
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.15%		0.15%		0.15%		0.16%		0.19%
Expenses, before waivers	0.20%		0.23%		0.23%		0.24%		0.22%
Net investment income, net of waivers	5.04%		3.08%		1.34%		1.03%		1.73%
Net investment income, before waivers	4.99%		3.00%		1.26%		0.95%		1.70%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.
B	Amount is less than $0.01 per share.

Prospectus	13	Additional Information

— Notes —

— Notes —

— Notes —

— Notes —

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or by contacting your account representative.

To obtain more information about the Fund, contact BBH directly at:

By Telephone:	By Mail:
Call (212) 493-7888	Brown Brothers Harriman FCM & Derivatives Banking Group 140 Broadway New York, NY 10005

By E-mail:	On the Internet:
BBHComSet@BBH.com	Visit the Fund’s website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec. gov, or by writing to: SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

SEC File Number 811-4984

American Beacon Funds is a service mark of AMR Corporation. American Beacon Money Market Fund is a service mark of American Beacon Advisors, Inc.

Additional Information	Prospectus